PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /


Check the appropriate box:
/ /   Preliminary proxy statement
/X/   Definitive proxy statement
/ /   Definitive additional materials
/ /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Heritage Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                            Heritage Bancorp, Inc.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/   No fee required.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3) Filing party:
                             N/A
--------------------------------------------------------------------------------
(4) Date filed:
                             N/A
--------------------------------------------------------------------------------

                               January 4, 2000





Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Heritage Bancorp, Inc. The meeting will be held at the main office of Heritage Federal Bank at 201 West Main Street, Laurens, South Carolina on Wednesday, February 2, 2000 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ J. Edward Wells

                              J. Edward Wells
                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            HERITAGE BANCORP, INC.
                             201 WEST MAIN STREET
                         LAURENS, SOUTH CAROLINA 29360
                                (864) 984-4581
------------------------------------------------------------------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

------------------------------------------------------------------------------


      The annual meeting of stockholders of Heritage Bancorp, Inc. ("Company") will be held at the main office of Heritage Federal Bank, 201 West Main Street, Laurens, South Carolina, on Wednesday, February 2, 2000, at 10:00 a.m., local time, for the following purposes:

      1.    To elect two directors of the Company;

      2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 2000; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on December 6, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ J. Edward Wells

                                    J. Edward Wells
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
Laurens, South Carolina
January 4, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                               PROXY STATEMENT
                                      OF
                            HERITAGE BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 2, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Heritage Bancorp, Inc. ("Heritage Bancorp" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Heritage Federal Bank ("Heritage Federal"). The annual meeting will be held at the main office of Heritage Federal, 201 West Main Street, Laurens, South Carolina on Wednesday, February 2, 2000, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about January 4, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------


WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Heritage Bancorp common stock if the records of the Company showed that you held your shares as of the close of business on December 6, 1999. As of the close of business on that date, a total of 4,363,589 shares of Heritage Bancorp common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Heritage Bancorp common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Heritage Bancorp common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Heritage Bancorp for the purpose of requesting that you allow your shares of Heritage Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Heritage Bancorp common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of Deloitte & Touche LLP as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Heritage Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Heritage Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

PARTICIPANTS IN HERITAGE FEDERAL'S ESOP AND 401(K) PLAN

      If you participate in the Heritage Federal Bank Employee Stock Ownership Plan or if you hold shares through Heritage Federal's 401(k) Plan, the proxy card represents a voting instruction to the trustees. Each participant in the ESOP and 401(k) Plan may direct the trustees as to the manner in which shares of Heritage Bancorp common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the ESOP trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of December 6, 1999 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                  PERCENT OF
                                         NUMBER OF               COMMON STOCK
NAME AND ADDRESS                       SHARES OWNED              OUTSTANDING
----------------                    -------------------          -----------
Heritage Federal Bank                  370,300 (1)                   8.5%
Employee Stock Ownership Plan
201 West Main Street
Laurens, South Carolina 29360

(1)Includes 351,785 shares that have not been allocated to participants' accounts and 18,515 shares that have been allocated to participants' accounts. Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. The trustees of the ESOP are J. Edward Wells and Edwin I. Shealy, both of whom are executive officers of the Company.


      The following table provides information about the shares of Heritage Bancorp common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of December 6, 1999. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                                  NUMBER OF SHARES
                                               NUMBER OF        THAT MAY BE ACQUIRED      PERCENT OF
                                             SHARES OWNED        WITHIN 60 DAYS BY       COMMON STOCK
             NAME                         (EXCLUDING OPTIONS)   EXERCISING OPTIONS       OUTSTANDING
   --------------------------------       -------------------  --------------------      ------------
   Aaron H. King                               51,834(1)              41,650                  2.1%
   J. Riley Bailes                             62,384(2)              41,650                  2.4
   John D. Lake                                31,834(3)              41,650                  1.7
   John C. Owings, II                          48,103(4)              41,650                  2.0
   J. Edward Wells                             85,240(5)              52,070                  3.1
   All directors and executive                437,776                273,594                 15.3
     officers as a group (9 persons)

(1)  Includes  13,334  shares  owned by Mr.  King's  spouse and  18,500  shares of unvested restricted stock as to which Mr. King  exercises  voting,  but not investment power.
(2)  Includes  9,167  shares  owned by Mr.  Bailes'  spouse and  18,500  shares of unvested restricted stock as to which Mr. Bailes exercises  voting,  but not investment power.
(3)  Includes 18,500 shares of unvested restricted stock as to which Mr. Lake exercises voting, but not investment power.
(4)  Includes 961 shares owned by Mr. Owings' spouse, 13,340 shares held by a trust for which Mr. Owings serves as a co-trustee and 18,500 shares of unvested restricted stock as to which Mr. Owings exercises voting, but not investment power.
(5)  Includes 14,668 shares owned by Mr. Wells' spouse, 2,572 shares allocated to Mr. Wells' account under the Heritage Federal ESOP over which Mr. Wells exercises  voting,  but not investment  power,  and
     46,000  shares of unvested  restricted  stock over which Mr. Wells exercises voting, but not investment power.

------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

------------------------------------------------------------------------------

      The Company's Board of Directors consists of five members. Four of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Aaron H. King and
J. Riley Bailes, both of whom are currently directors of the Company and Heritage Federal.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 1999. The indicated period for service as a director includes service as a director of Heritage Federal.

                      NOMINEES FOR ELECTION OF DIRECTORS

      The directors standing for election are:

      AARON H. KING. Mr. King retired as Senior Vice President and Branch Manager of Heritage Federal in 1996 after 34 years with Heritage Federal. Age
75.  Director since 1972.

      J. RILEY BAILES. Mr. Bailes is the retired owner of a retail clothing store in Laurens, South Carolina. Age 60. Director since 1986.

                        DIRECTORS CONTINUING IN OFFICE

      The following director has a term ending in 2001:

      J. EDWARD WELLS. Mr. Wells is the President and Chief Executive Officer of Heritage Federal, positions he has held since 1972, and President and Chief Executive Officer of Heritage Bancorp, positions he has held since the formation of the Company in 1997. Mr. Wells joined Heritage Federal in 1967. Age 60. Director since 1971.

      The following directors have terms ending in 2002:

      JOHN D. LAKE.  Dr. Lake  is  a  retired  dentist.  Age 71.  Director since
1977.

      JOHN C. OWINGS, II. Mr. Owings is the owner of Laurens Lumber Co. in Laurens, South Carolina. Age 47. Director since 1998.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and Heritage Federal is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 1999, the Board of Directors of the Company held eight meetings and the Board of Directors of Heritage Federal held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

      The Audit Committee, consisting of the non-employee members of the Board of Directors, receives and reviews all reports prepared by the Company's external auditor. The Audit Committee met one time during the year ended September 30, 1999.

      The full Board of Directors acts as a Nominating Committee for the annual selection of management's nominees for election as directors. The full Board of Directors met once in its capacity as Nominating Committee in October 1999.

DIRECTORS' COMPENSATION

      Directors of Heritage Federal receive a monthly retainer and a monthly attendance fee. First term members receive a retainer of $425 and attendance fee of $425. Second term members receive a retainer of $475 and attendance fee of $475. For subsequent terms, directors receive a retainer of $625 and attendance fee of $625. No additional fees are paid for service on committees. If the Board of Directors declares a bonus for employees, then each Director who is not also an employee receives a bonus based on their annual remuneration and computed at the same rate as the employee bonus. For the year ended September 30, 1999, the Heritage Federal paid an aggregate of $1,840 in bonuses to non-employee Directors. No separate fees are paid for service on the Company's Board of Directors.

      During the year ended September 30, 1999, each non-employee director received options to acquire 41,650 shares of Heritage Bancorp common stock and 18,500 shares of restricted stock. The stock options are all exercisable and the restricted stock vests ratably over five years.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Wells. No other executive officer of Heritage Federal received salary and bonus of $100,000 or more during the year ended September 30, 1999.

                                                                           LONG-TERM COMPENSATION
                                                                         --------------------------
                                       ANNUAL COMPENSATION                        AWARDS
                                  ------------------------------------   --------------------------
                                                             OTHER        RESTRICTED    SECURITIES
                                                             ANNUAL         STOCK       UNDERLYING      ALL OTHER
NAME AND PRINCIPAL       FISCAL    SALARY       BONUS     COMPENSATION      AWARDS       OPTIONS      COMPENSATION
    POSITIONS             YEAR       ($)         ($)        ($)(1)           ($)           (#)             ($)
------------------       ------   ---------    -------    ------------    ----------    ----------    ------------
J. Edward Wells           1999    $ 156,845    $ 5,038     $15,000(2)     $885,500(3)    104,140       $231,439(4)
   President and Chief    1998      150,138      4,740         --             --            --            9,061
   Executive Officer      1997      145,052      4,372         --             --            --           21,754


(1)  Does not include  the  aggregate  amount of  perquisites  and other  personal benefits, which was less than 10%
     of the  total  annual  salary  and bonus reported.
(2)  Consists of directors' fees.
(3)  Represents the total value of the award of 46,000 shares of restricted stock on April 15, 1999, which award will vest ratably over a five-year  period. At September 30,  1999, the value of the unvested  restricted stock award was $790,625. Dividends will be paid on the restricted stock.
(4)  Consists of employer  contribution to  Heritage Federal's 401(k) plan of $3,238, contribution to ESOP of $44,201 and  payment of $4.00  per share special  cash  distribution  with  respect to unvested  shares of restricted stock, which totaled $184,000.


OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information regarding stock option grants to Mr. Wells during the year ended September 30, 1999.

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF
                     NUMBER OF     % OF TOTAL                                      STOCK PRICE
                    SECURITIES      OPTIONS                                      APPRECIATION FOR
                    UNDERLYING     GRANTED TO      EXERCISE                         OPTIONS(3)
                     OPTIONS       EMPLOYEES        PRICE                   ------------------------
                     GRANTED          IN             PER       EXPIRATION
      NAME            (#)(1)      FISCAL YEAR      SHARE(2)       DATE          5%           10%
----------------    ----------    -----------    ----------    ----------   ----------    ----------

J. Edward Wells      104,140         41.7%         $15.10       04/15/09     $989,330     $2,506,650

--------------------------
(1) One-half of the options granted are  exercisable  immediately and one-half of the options granted are exercisable on April 15, 2000; provided, however, that options will be immediately exercisable upon a change in control and in the event the optionee terminates employment due to death or disability.
(2) Reflects reduction in exercise price to reflect the $4.00 per share special cash distribution paid by the Company on June 22, 1999, as authorized under the anti-dilution provisions of the 1998 Stock
    Option Plan.
(3) The dollar gains under these columns result from calculations required by the Securities and Exchange
    Commission's  rules and are not intended to forecast future price  appreciation of Heritage  Bancorp common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period.  In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock  would be  approximately  $24.60 and  $39.17,  respectively,  as of the expiration date of the options.

OPTION VALUE AT FISCAL YEAR END

    The following table provides information regarding unexercised stock options for Mr. Wells as of September 30, 1999. Mr. Wells did not exercise any stock options during the year ended September 30, 1999.


                            NUMBER OF SECURITIES
                           UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                   OPTIONS                    IN-THE-MONEY OPTIONS
       NAME                 AT FISCAL YEAR-END (#)          AT FISCAL YEAR-END ($)(1)
---------------------   ----------------------------      -----------------------------
                        EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                        -----------    -------------      -----------     -------------

J. Edward Wells          52,070           52,070          $108,696          $108,696
-------------------------------
(1) Value of  unexercised  in-the-money  stock options equals the market value of shares covered by in-the-money options on September 30, 1999 less the option exercise price.
    Options are  in-the-money  if the  market  value of shares covered by the options is greater than the exercise price.


EMPLOYMENT AGREEMENT

      The Company and Heritage Federal have entered into a three-year employment agreement with Mr. Wells. Under the employment agreement, the current salary level for Mr. Wells is $151,000, which amount is paid by Heritage Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the employment agreement, the term may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Company and Heritage Federal at any time, by Mr. Wells if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Mr. Wells' employment is terminated without cause or upon Mr. Wells' voluntary termination following the occurrence of an event described in the previous sentence, Heritage Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company or Heritage Federal. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Wells is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

      The maximum present value of the severance benefits under the employment agreement is 2.99 times Mr. Wells' average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at Mr. Wells' election, (1) in the form of a lump sum cash payment equal to 2.99 times Mr. Wells' base amount or (2) a combination of a cash payment and continued coverage under Heritage Federal's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times Mr. Well's base amount.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control.

Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the Company would not be entitled to deduct such amount.

      The employment agreement restricts Mr. Wells' right to compete against the Company and Heritage Federal for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE COMPANY AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

REPORT OF THE COMPENSATION COMMITTEE

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and consideration that led to the fundamental executive compensation decisions affecting those individuals.

      No separate compensation is currently payable by the Company, consequently the Compensation Committee of the Board of Directors of Heritage Federal as directed by the Company's Board of Directors is responsible for establishing and implementing policies governing executive compensation. Furthermore, this Committee evaluates the performance of executive officers and approves appropriate levels of compensation. The Compensation Committee of the Board of Directors consists entirely of the non-employee directors, that is, Messrs. Bailes, King, Lake and Owings. This Committee is responsible for establishing and implementing policies governing executive compensation. Furthermore, it evaluates the performances of these officers and approves appropriate levels of compensation.

      The Committee believes that compensation policy should reflect both executives' management skills as well as Company performance and shareholder returns. To this end, the following goals underlie the Committee's policies:

            1)    To  attract  and  retain  key   executives   who  possess  the
                  management skills and experience vital to the long-term success of the Company and Heritage Federal.

            2) To provide compensation that is competitive and consistent with executive compensation levels found in the financial and banking industries.

            3) To motivate executives to enhance long-term shareholder value by building their ownership in the Company.

            4) To make the compensation program an integral part of the Company's long-term planning and management process.

      The Company, with stockholder approval, adopted the Management Recognition and Development Plan and the 1998 Stock Option Plan under which executive officers may receive grants of restricted stock and awards of stock options. The Company believes that stock ownership by its executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and restricted stock awards under these plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions and the executive officers' level of responsibility and contributions to the Company.

      During the fiscal year ended September 30, 1999, the base salary of J. Edward Wells was $156,845. In addition, he received a bonus in the amount of $5,038 based on 1998 fiscal year-end operating results. Mr. Wells received a grant of options to acquire 104,140 shares of Heritage Bancorp common stock and an award of 46,000 shares of restricted stock. The Committee believes that current level of executive salary is appropriate based on a review of peer group compensation within the industry and the Company's performance.


               THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           OF HERITAGE BANCORP, INC.

            John D. Lake                              Aaron H. King
            John C. Owings, II                        J. Riley Bailes

------------------------------------------------------------------------------

                               PERFORMANCE GRAPH

------------------------------------------------------------------------------

      The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index. The Company has used a peer group of the SNL Thrift Index rather than the Nasdaq Bank Index, which it used last year, because it believes that the business of the companies that comprise the Thrift Index more closely resembles the business of Heritage Bancorp. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $22.313 per share, which was the closing price on the initial day of trading on April 7, 1998. The initial offering price for the Company's Common Stock was $15.00 per share.




                              [GRAPH APPEARS HERE]




                                        ---------------------------------------
                                         4/07/98   9/30/98   3/31/99   9/30/99
                                        --------- --------- --------- ---------
Heritage Bancorp, Inc...................   100.0      78.5      89.9     97.6
Nasdaq - total U.S......................   100.0      94.9     137.7    154.1
SNL Thrift Index........................   100.0      82.0      80.8     70.3

__________________________
* Assumes $100 invested in the Company's Common Stock at the closing price per share and each index on April 7, 1998 (the date on which the Company's Common Stock was first traded publicly) and that all dividends and distributions were reinvested. Source: SNL Securities.

--------------------------------------------------------------------------------

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Heritage Bancorp common stock during the fiscal year ended September 30, 1999.

------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Heritage Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------

                    PROPOSAL 2 -- RATIFICATION OF AUDITORS

------------------------------------------------------------------------------

      The Board of Directors has appointed Deloitte & Touche LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

------------------------------------------------------------------------------

                                 MISCELLANEOUS

------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Heritage Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has retained ChaseMellon Consulting Services, L.L.C. to assist in soliciting proxies for a fee of $3,500, plus reimbursable expenses.

      The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on December 6, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON DECEMBER 6, 1999 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, HERITAGE BANCORP, INC., 201 WEST MAIN STREET, LAURENS, SOUTH CAROLINA 29360.

------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

------------------------------------------------------------------------------

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than September 6, 2000. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ J. Edward Wells

                              J. Edward Wells
                              PRESIDENT AND CHIEF EXECUTIVE OFFICER


Laurens, South Carolina
January 4, 2000

                             HERITAGE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                FEBRUARY 2, 2000

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Heritage Bancorp, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on February 2, 2000, at 10:00 a.m., local time, at 201 West Main Street, Laurens, South Carolina, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.


      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Aaron H. King     J. Riley Bailes

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 -------

            / /                    / /                        / /
            --                     --                         --

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


      2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 30, 2000.

            FOR                     AGAINST                 ABSTAIN

            / /                      / /                      / /
            --                       --                       --


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                        EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The under-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated January 4, 2000 and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                              Dated:
                                                    --------------------------



                                              --------------------------------
                                              STOCKHOLDER SIGN ABOVE



                                              --------------------------------
                                              CO-HOLDER (IF ANY) SIGN ABOVE




                         -----------------------------


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.